SCHEDULE 14A
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                  -------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:
     ___________________________
(2)  Aggregate  number of  securities to which transaction applies:
     ____________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
     _______________________________________________________________________
(4)  Proposed maximum aggregate value of transaction: __________________________
(5)  Total fee paid:____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:_____________________________________________________
(2) Form, Schedule or Registration Statement No.:_______________________________
(3) Filing Party: ______________________________________________________________
(4) Date Filed: ________________________________________________________________

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 25, 2003

To the Shareholders:

     Notice is hereby given that the Annual Meetings of Shareholders of Preferred Income Fund Incorporated and Preferred Income Opportunity Fund Incorporated (each a "Fund" and collectively, the "Funds"), each a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019 at 8:30 a.m., on April 25, 2003, for the following purposes:

     1.      To elect Directors of each Fund (PROPOSAL 1).

     2. To transact such other business as may properly come before the Meetings or any adjournments thereof.

     The Board of Directors of each Fund has fixed the close of business on February 7, 2003 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings.

                                            By Order of the Boards of Directors,



                                            Robert M. Ettinger
                                            SECRETARY

February 21, 2003

--------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S.) THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

     REGISTRATION                                  VALID SIGNATURE
     ------------                                  ---------------

     CORPORATE ACCOUNTS

     (1)      ABC Corp.                            ABC Corp.
     (2)      ABC Corp.                            John Doe, Treasurer
     (3)      ABC Corp. c/o John Doe, Treasurer    John Doe
     (4)      ABC Corp. Profit Sharing Plan        John Doe, Trustee

     TRUST ACCOUNTS

     (1)      ABC Trust                            Jane B. Doe, Trustee
     (2)      Jane B. Doe, Trustee                 Jane B. Doe
              u/t/d 12/28/78

     CUSTODIAN OR ESTATE ACCOUNTS

     (1)      John B. Smith, Cust.,                John B. Smith
              f/b/o John B. Smith, Jr. UGMA
     (2)      John B. Smith, Executor,             John B. Smith, Jr., Executor
              estate of Jane Smith

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 25, 2003

                              JOINT PROXY STATEMENT

     This  document is a joint proxy  statement  ("Joint Proxy  Statement")  for
Preferred Income Fund Incorporated ("Preferred Income Fund" or "PFD") and Preferred Income Opportunity Fund Incorporated ("Preferred Income Opportunity Fund" or "PFO") (each a "Fund" and collectively, the "Funds"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 25, 2003, at 8:30 a.m., at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning  on  or  about  February  21,  2003,  primarily  by  mail,  but  proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine"), the investment adviser of each Fund, and PFPC Inc., the transfer agent and administrator of each Fund and a majority-owned subsidiary of The PNC Financial Services Group, Inc. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared equally by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

     THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2002, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC INC., P.O. BOX 43027, PROVIDENCE, RI 02940-3027, OR CALLING 1-800-331-1710.

     If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the election of the nominees for Director. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund at the above address prior to the date of the Meeting.

     In the event that a quorum is not present at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against any such adjournment. A shareholder vote may be taken on the proposal in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

     Each Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Money Market Cumulative Preferred(TM) Stock, par value $0.01 per share ("MMP(R)"; together with the Common Stock, the "Shares"). Each Share is entitled to one vote at the Meeting, with pro rata voting rights for any fractional Shares. On the record date, February 7, 2003, the following number of Shares of each Fund were issued and outstanding:

                                                COMMON STOCK         MMP(R)
     NAME OF FUND                                OUTSTANDING      OUTSTANDING
     ------------                                -----------      -----------

     Preferred Income Fund                        10,081,681         800

     Preferred Income Opportunity Fund            11,395,986         700

     To the knowledge of each Fund and its Board, the following shareholder(s) or "group", as that term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), is the beneficial owner or owner of record of more than 5% of the relevant Fund's outstanding shares as of February 7, 2003*:

     NAME AND ADDRESS OF BENEFICIAL/                          AMOUNT AND NATURE
     RECORD OWNER                       TITLE OF CLASS          OF OWNERSHIP        PERCENT OF CLASS
     ------------                       --------------          ------------        ----------------
     The Commerce Group, Inc.**             Common       PFD - 2,860,600                   28.4%
     211 Main Street                        Shares       (beneficial)
     Webster, MA                                         PFO - 3,756,043                   33.0%
     01570                                               (beneficial)

     Cede & Co.***                          Common       PFD - 9,546,346                   94.7%
     Depository Trust Company               Shares       (record)
     55 Water Street, 25th Floor                         PFO - 10,833,642                  95.1%
     New York, NY                                        (record)
     10041

                                             MMP(R)      PFD - 800 (record)                 100%
                                            Shares       PFO - 700 (record)                 100%

---------------
*    As of February 7, 2003,  the  Directors  and  Officers,  as a group,  owned less than 1% of each class of
     Shares.
**   Considered  to be a control  person of the  Fund,  as such term is  defined  in  Section  2(a)(9)  of the
     Investment  Company Act of 1940, as amended (the "1940 Act").  Information as to beneficial  ownership of
     The Commerce  Group,  Inc. is based on reports filed with the  Securities  and Exchange  Commission  (the
     "SEC") and state  regulatory  agencies by such holder of PFD and PFO on August 13, 2002 and September 19,
     2002, respectively.
***  A nominee partnership of The Depository Trust Company.


     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class except as described below under Proposal 1 and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign EACH enclosed proxy card. SHAREHOLDERS OF EACH FUND ARE ENTITLED TO VOTE ON THE PROPOSAL PERTAINING TO THAT FUND.

     In order that your Shares may be represented at the Meetings, you are requested to vote on the following matters:

                        PROPOSAL 1: ELECTION OF DIRECTORS

         At the Meetings, shareholders are being asked to consider the election of Directors of each Fund. Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

NOMINEES FOR THE BOARD OF DIRECTORS

         The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. The classes of Directors are the same for each Fund and are indicated below:

        CLASS I DIRECTORS       CLASS II DIRECTORS       CLASS III DIRECTORS
        -----------------       ------------------       -------------------

          Martin Brody          Donald F. Crumrine       Robert M. Ettinger
           David Gale             Robert F. Wulf             Morgan Gust

         The Class II Directors of Preferred Income Fund and Class I Directors of Preferred Income Opportunity Fund all have been nominated for a three-year term to expire at each Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Class I Directors of Preferred Income Fund and Class III Directors of Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 2005, and Class III Directors of Preferred Income Fund and Class II Directors of Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 2004. Each Fund will also be asked to elect Robert M. Ettinger as a Class III Director. Mr. Ettinger was elected to the Board on October 18, 2002 to fill the vacancy created by the resignation of Mr. Robert T. Flaherty. Except for Mr. Gale (who has served as a Director of each Fund since January 24, 1997) and Mr. Ettinger (who has served as a Director of each Fund since October 18, 2002), each Director has served in such capacity since each Fund's commencement of operations.

         Under each Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act, holders of Shares of MMP(R), voting as a single class, will be entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors. However, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, the holders of Shares of MMP(R), when dividends are in arrears for two full years, are able to elect the minimum number of additional Directors, that when combined with the two Directors elected by the holders of Shares of MMP(R), would give the holders of Shares of MMP(R) a majority of the Directors. Donald F. Crumrine and Morgan Gust as Directors currently represent holders of Shares of MMP(R) of each Fund. A quorum of the MMP(R) shareholders must be present at the Meeting of Preferred Income Fund in order for the proposal to elect Mr. Crumrine to be considered.

                    FUND (CLASS)                 NOMINEE(S) FOR DIRECTOR
                    -----------                  -----------------------

                 PFO (Common Stock)                       Brody
                                                        Ettinger
                                                          Gale

                 PFD (Common Stock)                     Ettinger
                                                          Wulf

                    PFD(MMP(R))                         Crumrine

INFORMATION ABOUT DIRECTORS AND OFFICERS

         Set forth in the table below are the existing Directors and nominees for election to the Boards of Directors of the Funds, including information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any. Each Director serves in the same capacity for each Fund.

                                                                                   NUMBER OF
                                                                  PRINCIPAL         FUNDS IN
                                           TERM OF OFFICE       OCCUPATION(S)     FUND COMPLEX
NAME, ADDRESS,            POSITION(S)       AND LENGTH OF         DURING PAST       OVERSEEN          OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUNDS    TIME SERVED*          FIVE YEARS      BY DIRECTOR**         HELD BY DIRECTOR
--------                 ---------------    -------------         -----------     -------------         ----------------
NON-INTERESTED
DIRECTORS:
----------
MARTIN BRODY                Director      Class I Director          Retired             3            Director, Jaclyn, Inc.
c/o HMK Associates                        PFD - since 1991                                         (luggage and accessories);
30 Columbia Turnpike                      PFO - since 1992                                             Director Emeritus,
Florham Park, NJ 07932                                                                                Smith Barney Mutual
Age: 81                                                                                                 Funds (18 funds)

                                                                                                    NUMBER OF
                                                                               PRINCIPAL            FUNDS IN           OTHER
                                                   TERM OF OFFICE             OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,                  POSITION(S)        AND LENGTH OF               DURING PAST          OVERSEEN          HELD BY
AND AGE                       HELD WITH FUNDS      TIME SERVED*                FIVE YEARS          BY DIRECTOR**      DIRECTOR
--------                      ---------------      -------------               -----------         -------------     ----------
DAVID GALE                         Director        Class I Director         President and CEO           3                --
Delta Dividend Group, Inc.                         PFD - since 1997        of Delta Dividend
220 Montgomery Street,                             PFO - since 1997           Group, Inc.
Suite 426                                                                     (investments)
San Francisco, CA 94104
Age: 54

MORGAN GUST (1)                    Director       Class III Director        Since March 2002,           3                --
Giant Industries, Inc.                            PFD - since 1991      President and previously
23733 N. Scottsdale Road                          PFO - since 1992      held other officerships
Scottsdale, AZ 85255                                                    of Giant Industries, Inc.
Age: 55                                                                    (petroleum refining
                                                                             and marketing)

ROBERT F. WULF                     Director        Class II Director     Financial Consultant;          3                --
3560 Deerfield Drive South                         PFD - since 1991      Trustee, University of
Salem, OR 97302                                    PFO - since 1992        Oregon Foundation;
Age: 65                                                                  Trustee, San Francisco
                                                                          Theological Seminary

INTERESTED
DIRECTORS:
----------

DONALD F. CRUMRINE (1)(2)         Director,       Class II Director      Chairman of the Board          3                --
301 E. Colorado Boulevard         Chairman of     PFD - since 1991      and previously held other
Suite 720                        the Board and    PFO - since 1992     officerships of Flaherty &
Pasadena, CA 91101              Chief Executive                           Crumrine; Director of
Age: 55                             Officer                                Flaherty & Crumrine

ROBERT M. ETTINGER (2)            Director,       Class III Director    President and previously        2                --
301 E. Colorado Boulevard       President and     PFD - since 2002       held other officerships
Suite 720                          Secretary      PFO - since 2002       of Flaherty & Crumrine;
Pasadena, CA 91101                                                       Director of Flaherty &
Age: 44                                                                         Crumrine


                                                                                                    NUMBER OF
                                                                               PRINCIPAL            FUNDS IN           OTHER
                                                   TERM OF OFFICE             OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,                  POSITION(S)        AND LENGTH OF               DURING PAST          OVERSEEN          HELD BY
AND AGE                       HELD WITH FUNDS      TIME SERVED*                FIVE YEARS          BY DIRECTOR**      DIRECTOR
--------                      ---------------      -------------               -----------         -------------     ----------

OTHER
OFFICERS:
---------
PETER C. STIMES                  Chief Financial         Officer          Vice President of            N/A             N/A
301 E. Colorado Boulevard        Officer, Chief     PFD - since 1991      Flaherty & Crumrine
Suite 720                          Accounting       PFO - since 1992
Pasadena, CA 91101                Officer, Vice
Age: 47                            President,
                                  Treasurer and
                               Assistant Secretary

ROBERT E. CHADWICK                  Assistant            Officer          Vice President of            N/A             N/A
301 E. Colorado Boulevard           Treasurer       PFD - since 2002      Flaherty & Crumrine
Suite 720                                           PFO - since 2002      since August 2001,
Pasadena, CA  91101                                                      and previously (since
Age: 27                                                                 January 1999) portfolio
                                                                         manager of Flaherty &
                                                                       Crumrine.  Prior to that,
                                                                         portfolio manager of
                                                                         Koch Industries, Inc.

-------------------
*    The Class II  Directors of Preferred  Income Fund and Class I Directors of Preferred  Income  Opportunity
     Fund all have been  nominated  for a  three-year  term to expire at each Fund's  2006  Annual  Meeting of
     Shareholders  and until their  successors are duly elected and qualified.  Class I Directors of Preferred
     Income Fund and Class III Directors of Preferred  Income  Opportunity Fund serve until each Fund's Annual
     Meeting of Shareholders in 2005, and Class III Directors of Preferred  Income Fund and Class II Directors
     of Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 2004.
**   The funds in the fund complex are: Preferred Income Fund Incorporated,  Preferred Income Opportunity Fund
     Incorporated and F&C/Claymore Preferred Securities Income Fund Incorporated.
(1)  As a Director, represents holders of shares of the Funds' Money Market Cumulative Preferred(TM) Stock.
(2)  "Interested  person" of the Funds as defined in the 1940 Act.  Messrs.  Crumrine  and  Ettinger  are each considered an "interested  person" because of their  affiliation with Flaherty & Crumrine,  which acts as each Fund's investment adviser.

BENEFICIAL OWNERSHIP OF SHARES IN FUNDS AND FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

         Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Preferred Funds family beneficially owned by each Director.

                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                                                        DOLLAR RANGE OF EQUITY           COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                                    SECURITIES HELD IN FUND* (1)(2)      FAMILY OF INVESTMENT COMPANIES* (3)
----------------                                    -------------------------------      ----------------------------------

                                                      PFD                     PFO                       TOTAL
                                                      ---                     ---                       -----
NON-INTERESTED DIRECTORS:

Martin Brody                                           B                       B                          B

David Gale                                             C                       C                          C

Morgan Gust                                            C                       C                          D

Robert F. Wulf                                         C                       C                          C

INTERESTED DIRECTORS:

Donald F. Crumrine                                     E                       E                          E

Robert M. Ettinger                                     E                       E                          E

-----------------
*        Key to Dollar Ranges
A.       None
B.       $1 - $10,000
C.       $10,001 -$50,000
D.       $50,001 - $100,000
E.       over $100,000
         All shares were valued as of December 31, 2002.
(1)      No Director or officer of the Funds owned any shares of MMP(R)on February 7, 2003.
(2)      This  information has been furnished by each Director as of February 1,
         2003.  "Beneficial  Ownership" is  determined  in accordance  with Rule
         16a-1(a)(2) of the 1934 Act.
(3)      As a group, less than 1%.

     Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting, and $100 for each telephone meeting. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of PFD held eight meetings (four of which were held by telephone conference call) and the Board of Directors of PFO held seven meetings (three of which were held by telephone conference call) during the fiscal year ended November 30, 2002, and all of the Directors of each Fund then serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors and officers of each Fund for the fiscal year ended November 30, 2002 amounted to $81,650 and $81,148 for PFD and PFO, respectively (including reimbursement for travel and out-of-pocket expenses for both "interested" and independent Directors).

AUDIT COMMITTEE REPORT

     The role of each Fund's Audit Committee is to assist the Board of Directors in its oversight of each Fund's financial reporting process. Each Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of each Fund on January 14, 2002. As set forth in the Charter, management is responsible for the preparation, presentation and integrity of each Fund's financial statements, and for the procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out proper audits and reviews of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     In performing its oversight function, at a meeting held on January 16, 2003, the Audit Committee reviewed and discussed with management and the independent accountants, KPMG LLP ("KPMG"), the audited financial statements of each Fund as of and for the fiscal year ended November 30, 2002, and discussed the audit of such financial statements with the independent accountants.

     In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund's Annual Report for the fiscal year ended November 30, 2002.

THIS REPORT WAS  SUBMITTED  BY THE AUDIT  COMMITTEE OF EACH FUND'S BOARD OF
DIRECTORS

Martin Brody
David Gale
Morgan Gust
Robert Wulf

January 16, 2003

     Each Audit Committee met two times during the fiscal year ended November 30, 2002. Each Board of Directors has an Audit Committee composed entirely of each Fund's independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards) Directors: Messrs. Brody, Gale, Gust and Wulf.

OTHER COMMITTEES

     Each Board of Directors has a Nominating Committee composed entirely of each Fund's independent Directors: Messrs. Brody, Gale, Gust and Wulf. The Nominating Committee is responsible for considering candidates for election to the Board of Directors of each Fund in the event a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Any such recommendations should be forwarded to the Secretary of the relevant Fund. The Nominating Committee of each Fund met two times during the fiscal year ended November 30, 2002.

COMPENSATION

     The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 2002. No executive officer or person affiliated with the Fund received compensation from the Fund during the fiscal year ended November 30, 2002 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

                               COMPENSATION TABLE

               NAME OF                                             AGGREGATE                   TOTAL COMPENSATION FROM
             PERSON AND                                          COMPENSATION                    THE FUNDS AND FUND
              POSITION                                          FROM EACH FUND               COMPLEX PAID TO DIRECTORS*
              --------                                          --------------               --------------------------
DONALD F. CRUMRINE                                                    $0                               $0 (2)
Director, Chairman of the Board
and Chief Executive Officer

ROBERT M. ETTINGER                                                    $0                               $0 (2)
Director, President and Secretary

MARTIN BRODY                                                     $13,300 - PFD                       $26,500 (2)
Director                                                         $13,200 - PFO

DAVID GALE                                                       $13,600 - PFD                       $27,100 (2)
Director                                                         $13,500 - PFO

MORGAN GUST                                                      $13,700 - PFD                       $27,300 (2)
Director                                                         $13,600 - PFO

ROBERT F. WULF                                                   $13,800 - PFD                       $27,400 (2)
Director                                                         $13,600 - PFO

--------------
*    Represents the total  compensation  paid to such persons by the Funds for the fiscal year ended
     November 30, 2002,  which are considered  part of the same "fund  complex"  because they have a common adviser.  The  parenthetical  number  represents the total number of investment  company directorships held by the director or nominee in such fund complex as of November 30, 2002.

REQUIRED VOTE

     The election of Messrs. Ettinger and Wulf as Directors of Preferred Income Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such Fund at the Meeting in person or by proxy. The election of Mr. Crumrine as a Director of Preferred Income Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of MMP(R) of such Fund at the Meeting in person or by proxy. The election of Messrs. Brody, Ettinger and Gale as Directors of Preferred Income Opportunity Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such Fund at the Meeting in person or by proxy.

EACH BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 2004 must be received by the relevant Fund for consideration for inclusion in the relevant Fund's proxy statement relating to the meeting no later than October 25, 2003.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

     KPMG, 99 High Street, Boston, Massachusetts 02110-2371, has been selected to serve as each Fund's independent accountants for each Fund's fiscal year ending November 30, 2003. A representative of KPMG will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

     PricewaterhouseCoopers LLP ("PwC"), 160 Federal Street, Boston, Massachusetts 02110, served as independent accountants for each Fund since each Fund's respective commencement of operations until October 17, 2001 when PwC resigned as each Fund's auditor. PwC's reports on each Fund's financial statements for the previous two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     Additionally, during the two fiscal years immediately preceding PwC's resignation, and through October 17, 2001, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreement in their report on the financial statements for such years.

     Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services received for each Fund's fiscal year ended November 30, 2002. No fees were billed by KPMG to the Funds' adviser or its affiliates.

                              FINANCIAL INFORMATION SYSTEMS
FUND          AUDIT FEES*     DESIGN AND IMPLEMENTATION FEES    ALL OTHER FEES
----          -----------     ------------------------------    --------------

PFD             $41,300                     $0                      $5,500

PFO             $41,300                     $0                      $5,500

--------------
* Includes $8,800 which was billed to each Fund by KPMG in connection with their agreed-upon procedures reports on each Fund's Articles Supplementary. Such reports are required quarterly by Moody's Investors Service, Inc. in connection with maintaining public ratings for the Funds' MMP(R) shares.

     The Audit Committee has considered and concluded that the provision of non-audit services to each Fund and professional services to the Funds' investment adviser and those affiliates thereof that provide services to the Funds is compatible with maintaining the auditors' independence.

INVESTMENT ADVISER AND ADMINISTRATOR

     Flaherty & Crumrine serves as the investment adviser to each Fund and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. PFPC Inc. acts as the administrator to each Fund and is located at 101 Federal Street, 6th Floor, Boston, Massachusetts 02110.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC, the New York Stock Exchange, Inc. and each Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2002, all such filing requirements applicable to such persons were met.

BROKER NON-VOTES AND ABSTENTIONS

         A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         Each Fund does not intend to present any other business at the relevant Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of Common Stock of Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Donald F. Crumrine, Robert M. Ettinger and Jocelyn Fulmor, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019 at 8:30 a.m., on April 25, 2003, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


   SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
      SIDE                                                            SIDE

        Please mark
  [X]   votes as in
        this example.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

1. ELECTION OF DIRECTORS
   NOMINEES:(01) Martin Brody, (02) Robert Ettinger and (03) David Gale

        FOR     AGAINST
        [ ]       [ ]

                                             THE BOARD OF  DIRECTORS  RECOMMENDS
                                             THAT THE  SHAREHOLDERS  VOTE  "FOR"
                                             THE  ELECTION  OF THE  NOMINEES  AS
                                             DIRECTORS.

     [ ]
        ---------------------------------------
        For all nominees except as noted above

                                             MARK HERE FOR  ADDRESS  CHANGE  AND
                                             NOTE AT LEFT  [ ]

                                             PLEASE   SIGN,   DATE  AND   RETURN
                                             PROMPTLY IN THE ENCLOSED ENVELOPE

                                             NOTE:  Please sign  exactly as your
                                             name  appears  on  this  Proxy.  If
                                             joint owners,  EITHER may sign this
                                             Proxy.  When  signing as  attorney,
                                             executor,  administrator,  trustee,
                                             guardian  or   corporate   officer,
                                             please give your full title.


Signature:                   Date:        Signature:                  Date:
          ------------------      -------           -----------------      -----